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                                                                    Exhibit 99.1

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                       OFFICE OF THE UNITED STATES TRUSTEE
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
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  In re:                                                          DEBTOR IN POSSESSION INTERIM STATEMENT
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     Casmyn Corp., A Colorado Corporation
     28720 Canwood Street, Suite 207                              Statement Number:                    3
     Agoura Hills, CA 91301                                                                   ---------------------

                                                    Debtor,               For the Period FROM:            02/01/00

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   Chapter 11 Case No:  SV 99-23968-AG                                                    TO:             02/29/00
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                                                                           General                  Payroll                 Tax
CASH ACTIVITY ANALYSIS (Cash Basis Only)                                   Account                  Account               Account

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A.  Total Receipts per all Prior Interim Statements               (Summary of all accounts)

B.  Less:  Total Disbursements per all Prior Statements

C.  Beginning Balance (A less B)                                                $1,736,057.06

D.  Receipts during Current Period

      TOTAL RECEIPTS THIS PERIOD                                                    27,278.14
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E.  Balance Available (C plus D)                                                $1,763,335.20
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F.  Less:  Disbursements during Current Period

      TOTAL DISBURSEMENTS THIS PERIOD                                              147,993.88
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G.  Ending Balance (E minus F)                                                  $1,615,341.32
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